UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2017

CERES TACTICAL MACRO L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	000-54284	27-3371689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Ceres Managed Futures LLC

522 Fifth Avenue

New York, New York 10036

(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code: (855) 672-4468

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Ceres Managed Futures LLC, the general partner of the Registrant, has determined to change the Registrant’s name from Managed Futures Premier Macro L.P. to Ceres Tactical Macro L.P. The Registrant’s Certificate of Limited Partnership was amended, and the Registrant’s Fourth Amended and Restated Limited Partnership Agreement, dated as of February 1, 2017, was amended as of February 27, 2017 to change the name of the Registrant to Ceres Tactical Macro L.P.

A copy of the Certificate of Amendment to the Certificate of Limited Partnership of the Registrant is filed herewith as Exhibit 3.1 and incorporated herein by reference, and a copy of the Amendment No.1 to the Fourth Amended and Restated Limited Partnership Agreement of the Registrant is filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith.

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Limited Partnership of the Registrant, dated as of February 27, 2017.

3.2	Amendment No.1 to the Fourth Amended and Restated Limited Partnership Agreement of the Registrant, dated as of February 27, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERES TACTICAL MACRO L.P.

By:	Ceres Managed Futures LLC,
General Partner

By:	/s/ Patrick T. Egan
Patrick T. Egan
President and Director

Date: March 3, 2017